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                            CONTRACT OF JUNE 27, 1996
                         WITH CAPITAL CREDIT CORPORATION



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UNITED STATES PROPERTIES, INC.
NATIONAL REAL ESTATE ACQUISITIONS
                                Commercial - Industrial - Investment Properties
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June 24, 1996

MR. ANDY TRICULES
CAPITAL CREDIT CORP
8000 ARLINGTON EXPRESSWAY
JACKSONVILLE FL 32211

Dear Andy:

Pursuant to your telephone conversation with Irwin Berman, we mutually agree to the following arrangements between United States Properties, Inc. (USP) and Capital Credit Corporation (CCC).

1. USP will contact CFOs of the Fortune 1000 companies to obtain their bad debt portfolio.

2. CCC will help evaluate the banking, retail, utilities, telecommunications, bad checks and sales finance portfolios and advise USP of the bidding process to the best of their knowledge and ability.

3.  CCC will handle the collection operations of the accounts acquired.

4. In most cases, CCC will receive 30% and USP will receive 70% of the funds collected from these accounts. However, from time to time, there may be certain portfolios that will warrant lower or higher contingency rates based on the age of the portfolio and the complexity of receivables CCC attempts to collect. Therefore, each prospect will be rated individually.

5. CCC will provide USP with joint marketing strategies when required and also provide USP with corporate marketing information to assist in obtaining bad debt portfolios from its prospective clients.

If the above represents our mutual understanding, kindly sign as indicated below. We look forward to a long and mutually profitable relationship.

Very truly yours,


UNITED STATES PROPERTIES, INC.


/s/ Jeffrey R.  Pirhalla
------------------------------
Jeffrey R. Pirhalla
President
JRP/ceb
                                                ACCEPTED AND AGREED:



                                                /s/ Andy Tricules
                                                --------------------------
                                                Andy Tricules
                                                Capital Credit Corporation


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              one montage mountain road, moosic, pennsylvania 18507
                       phone 717-348-1100 fax 717-348-1188